FIRST AMENDMENT TO PARTNERSHIP
                        ADMINISTRATION SERVICES AGREEMENT

         THIS FIRST AMENDMENT TO PARTNERSHIP ADMINISTRATION SERVICES AGREEMENT (the "Amendment") is made this 29 day of September, 1997 by and between TVMJG 1996-Putnam Square Limited Partnership, a Connecticut limited partnership (the "Partnership"), Donald H. Snyder ("Snyder") and Putnam Homes for America Holdings, Inc., a Nevada corporation, (the "Homes").

                                   WITNESSETH

         WHEREAS,   Snyder  and  the   Partnership   entered  in  a  Partnership
Administration Services Agreement dated April 18, 1996 (the "Agreement") pursuant to which Mr. Snyder was to provide certain services and receive a fee;

         WHEREAS, pursuant to the First Amendment to TVMJG 1996-Putnam Square Limited Partnership Second Amended and Restated Agreement of Limited Partnership dated even date herewith, Snyder has withdrawn as general partner from the Partnership and Homes has been admitted to the Partnership as the General Partner; and

         WHEREAS, the parties hereto desire to replace Snyder with Homes in the Agreement more fully set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which have been hereby acknowledge, the parties hereto agree as follows:

          1. Recitals. The Recitals stated above are incorporated herein as if they are restated in their entirety.

          2. Defined Terms. All capitalized terms shall have the same meanings attributed to them in the Agreement unless otherwise defined herein.

          3. References to General Partner. All references to "General Partner" in the Agreement shall be to "Homes for America Holdings, Inc., a Nevada corporation."

          4. Assumption of Obligations. Homes hereby assumes the obligations of the General Partner under the Agreement.

          5. Release. Snyder hereby releases the Partnership, its Partners and their affiliates, partners, members, officers, directors, employees and agents from any claim it may have against them arising from the Agreement. Any monies which may be due and owing to Snyder pursuant to the Agreement have been paid in full and there exists no further obligation of the Partnership to Snyder.

          6. Titles and Captions. All captions in this Amendment are for convenience only and shall not be deemed to be part of this Amendment and in no way define, limited or describe the scope or intent of any provisions.

          7. Severability. The invalidity, in whole or in part of any provision of this Amendment shall not affect or invalidate any remaining provisions.

          7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Connecticut.

          8. Further Assurances. The parties hereto shall execute and deliver all other documents, provide all information and take or forbear from all such action as may he necessary or appropriate to achieve the purposes of this Amendment.

          9. Partnership Administration Services Agreement. The terms and provisions of the Agreement shall continue in full force and effect except as expressly modified herein. Conflicts between this Amendment and the Partnership Administration Services Agreement shall be resolved in favor of this Amendment.

         IN WITNESS WHEREOF, this First Amendment to Partnership Administration Services Agreement was executed by the parties on the date first above mentioned.


                               WITHDRAWING GENERAL PARTNER:
                               /s/ Donald H. Snyder
                               ------------------------------------
                               Donald H. Snyder

                               DEVELOPER:

                               PUTNAM HOMES FOR AMERICA
                               HOLDINGS INC.

                               By: /s/ Robert MacFarlane
                               ------------------------------------
                               Name: Robert Macfarlane
                               Title: President